FIRST AMENDMENT TO FINANCING AGREEMENT

This FIRST AMENDMENT TO FINANCING AGREEMENT (“Agreement”) dated as of July 20, 2023, is entered into by and among DANIMER SCIENTIFIC, INC., a Delaware corporation (“Borrower”), certain subsidiaries of Borrower (the “Guarantors” and each a “Guarantor”), as Guarantors, the Lenders party hereto, and U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as administrative agent and collateral agent under the Loan Documents (in such capacities, the “Administrative Agent” and the “Collateral Agent”, as applicable, and from time to time referred to herein without differentiation as an “Agent” and, collectively as the “Agents”). Capitalized terms used but not defined in this Agreement shall have the meaning set forth in the Financing Agreement.

W I T N E S S E T H:

WHEREAS, Borrower, the Guarantors, the Lenders and the Agents have heretofore executed and delivered that certain Financing Agreement dated as of March 17, 2023, (the “Financing Agreement”).

WHEREAS, Borrower intends to enter into that certain Commercial Premium Finance Agreement-Promissory Note between Borrower, as the borrower, and AFCO Credit Corp., as the lender, as same shall be amended by an Addendum to the Premium Finance Agreement (collectively, the “Premium Finance Agreement”), pursuant to which Borrower will be financing on a secured basis the premium payments under a commercial property insurance policy with Factory Mutual Insurance Co. (Policy No.: 1116531).

WHEREAS, Borrower has notified Lenders that AFCO Credit Corp. has requested a first-priority lien on certain of Borrower’s rights to receive a refund of unearned prepaid premiums and other amounts due to Borrower in respect of the insurance to secure the Borrowers obligations under the Premium Finance Agreement.

WHEREAS, Borrower has requested that the Lenders to amend the Financing Agreement as provided in this Agreement to effectuate such first priority Lien.

WHEREAS, by their signatures below, Jefferies Funding LLC, as Subordinated Note Purchaser under the Note Purchase and Security Agreement dated as of April 11, 2023, has authorized and instructed IP Lending IX, Ltd. to execute this Agreement in IP Lending IX, Ltd.’s capacity as the sole Lender party to the Financing Agreement and, in turn, IP Lending IX Ltd. as the sole Lender under the Financing Agreement has authorized Administrative Agent to sign this Agreement.

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Article I

AMENDMENTS
Section 1.2.
Amendment to Definitions.
(a)
Clause (p) of the definition of “Permitted Liens” in the Financing Agreement is hereby amended and restated as follows, with the language being inserted evidenced by bold and underline formatting:

(p) Liens on insurance policies and the proceeds thereof (excluding any benefits or any rights to receive payment under any insurance policies) and a first-priority Lien on unearned premiums incurred in connection with the financing in the ordinary course of business of insurance premiums, provided that such Liens shall be limited only to the unused portion of the premiums payable under such insurance policies and the proceeds of such insurance premiums.

Article II

CONDITIONS PRECEDENT

Section 2.2.
The effectiveness of this Agreement and the obligations of the Lender hereunder are subject to the satisfaction of the following conditions:
(a)
Counterparts. Receipt by Administrative Agent of counterparts of this Agreement executed by Borrower, each Guarantor and the Lenders under the Financing Agreement.
(b)
No Default. No Default or Event of Default shall have occurred and be continuing.
(c)
Representations and Warranties. As of the date first set forth above, the representations and warranties contained in this Agreement, the Financing Agreement and in each other Loan Document shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of the date first set forth above as if made on and as of the date first set forth above, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to “materiality” or “Material Adverse Effect” in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) on and as of such earlier date.
(d)
Other. All documents, certificates and instruments relating to this Agreement shall be in form and substance acceptable to the Lenders.

Article III

MISCELLANEOUS
Section 3.2.
Loan Document. This Agreement is a Loan Document and all provisions of the Financing Agreement that apply to Loan Documents generally, including without limitation, Sections 10.2, 10.3, 10.14, 10.15 and 10.16 of the Financing Agreement, shall apply to this Agreement.
Section 3.3.
No Waiver; Reservation of Rights. The Administrative Agent and each of the Lenders have not waived, and are not waiving, by the execution of this Agreement or the acceptance of any payments hereunder or under the Financing Agreement any Default or Event of Default, whether now existing or hereafter arising under the Financing Agreement or any of the other Loan Documents, or its respective rights, remedies, powers, privileges and defenses arising as a result thereof or otherwise, and no failure on the part of the Administrative Agent or the Lenders to exercise and no delay in exercising, including without limitation the right to take any enforcement actions, and no course of dealing with respect to, any right, remedy, power, privilege or defense hereunder, under the Financing Agreement or any other Loan Document, at law or in equity or otherwise, arising as the result of any continuing Default or Event of Default whether now existing or hereafter arising under the Financing Agreement or any of the other Loan Documents or the occurrence thereof or any other action by Loan Parties and no acceptance of partial performance or partial payment by the Administrative Agent or the Lenders, shall operate as a waiver thereof, nor shall any single or partial exercise of any right, remedy, power, privilege or defense hereunder, under the Financing Agreement or under any other Loan Document, at law, in equity or otherwise, preclude any other or further exercise thereof or the exercise of any other right, remedy, power, privilege or defense, nor shall any failure to specify any Default or Event of Default in this Agreement constitute any waiver of such Default or Event of Default.
Section 3.4.
Confirmation of Loan Documents. Each of the Loan Parties hereby confirms and ratifies all of its obligations under the Loan Documents to which it is a party, and each of the Guarantors hereby confirms its obligations under Article VII of the Financing Agreement. By its execution on the respective signature lines provided below, each of the Loan Parties hereby acknowledges and agrees that the Financing Agreement, as amended by this Agreement, remains in full force and effect and is enforceable by the Administrative Agent and the Lenders pursuant to its terms. By its execution on the respective signature lines provided below, each of the Loan Parties hereby confirms and ratifies all of its obligations and the Liens granted by it under the Collateral Documents to which it is a party and confirms that all references in such Collateral Documents to the “Financing Agreement” (or words of similar import) refer to the Financing Agreement as amended hereby without impairing any such obligations or Liens in any respect.
Section 3.5.
Miscellaneous. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Agreement by signing any such counterpart. Delivery of an executed counterpart of a signature page to this Agreement by electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York, without application of any choice of law provisions that would require the application of the law of another jurisdiction.
Section 3.6.
Successors and Assigns. This Agreement is binding upon and shall inure to the benefit of the parties to the Financing Agreement and their respective permitted successors and assigns.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWER:

DANIMER SCIENTIFIC, INC.,

a Delaware corporation

By: /s/ Michael A. Hajost
Name: Michael A. Hajost
Title: CFO

GUARANTORS:

Meredian holdings group, Inc., a Delaware corporation

By: /s/ Michael A. Hajost
Name: Michael A. Hajost
Title: CFO

Danimer Scientific HOLDINGS, LLC, a Delaware limited liability company

By: /s/ Michael A. Hajost
Name: Michael A. Hajost
Title: CFO

Danimer Scientific manufacturing, Inc, a Delaware corporation

By: /s/ Michael A. Hajost
Name: Michael A. Hajost
Title: CFO

[Signature Page to First Amendment to Financing Agreement]

Meredian, Inc., a Georgia corporation

By: /s/ Michael A. Hajost
Name: Michael A. Hajost
Title: CFO

Danimer Scientific, L.L.C., a Georgia limited liability company

By: /s/ Michael A. Hajost
Name: Michael A. Hajost
Title: CFO

Danimer Scientific Kentucky, Inc, a Delaware corporation

By: /s/ Michael A. Hajost
Name: Michael A. Hajost
Title: CFO

Danimer Bioplastics, Inc., a Georgia corporation

By: /s/ Michael A. Hajost
Name: Michael A. Hajost
Title: CFO

Danimer IPCO, LLC, a Delaware limited liability company

By: /s/ Michael A. Hajost
Name: Michael A. Hajost
Title: CFO

[Signature Page to First Amendment to Financing Agreement]

Danimer IPholdCO, LLC, a Delaware limited liability company

By: /s/ Michael A. Hajost
Name: Michael A. Hajost
Title: CFO

[Signature Page to First Amendment to Financing Agreement]

COLLATERAL AGENT AND ADMINISTRATIVE AGENT:

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION

By: /s/ Prital K. Patel
Name: /s/ Prital K. Patel
Title: Vice President

[Signature Page to First Amendment to Financing Agreement]

TERM LOAN LENDER: IP LENDING IX, LTD., an exempted company incorporated with limited liability under the laws of the Cayman Islands By: /s/ Karen Ellerbe Name: Karen Ellerbe Title: Director

[Signature Page to First Amendment to Financing Agreement]